UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549


                                 FORM 8-K


                              CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



    Date of report (date of earliest event reported): July 22, 2004
                                                      ----------------



                              X-RITE, INCORPORATED
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         (Exact name of registrant as specified in its charter)


                                    Michigan
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             (State or other jurisdiction of incorporation)



          0-14800                                 38-1737300
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  (Commission File Number)            (IRS Employer Identification No.)




           3100 44th Street, SW, Grandville, Michigan  49418
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         (Address and zip code of principal executive offices)


                                 (616) 534-7663
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          (Registrant's telephone number, including area code)




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Item 7.     Financial Statements and Exhibits

                        Exhibit

99.1                    Press release dated July 22, 2004.

Item 12.    Results of Operations and Financial Condition.

     On July 22, 2004, X-Rite, Incorporated issued a press release announcing results for the second quarter of 2004. A copy of the press release is attached as Exhibit 99.1.

The information in this Form 8-K and the attached Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.




                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. Dated: July 22, 2004 X-RITE, INCORPORATED (Registrant)

                                          By: /s/ Mary E. Chowning
                                              --------------------
                                              Mary E. Chowning
                                              Chief Financial Officer